EXHIBIT 32

CERTIFICATIONS
PURSUANT TO 18 USC SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Mohammad Abu-Ghazaleh and Eduardo Bezerra, as Chief Executive Officer and Chief Financial Officer, respectively, of Fresh Del Monte Produce Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”) on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 23, 2022	By:	/s/ Mohammad Abu-Ghazaleh
		Name:	Mohammad Abu-Ghazaleh
		Title:	Chairman and Chief Executive Officer

Date:	February 23, 2022	By:	/s/ Eduardo Bezerra
		Name:	Eduardo Bezerra
		Title:	Senior Vice President and Chief Financial Officer